HIGHLAND FUNDS II

Highland Total Return Fund

Highland Fixed Income Fund

Supplement dated September 29, 2020 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 31, 2020, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectuses, Prospectus and Statement of Additional Information.

IMPORTANT NOTICE

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of Highland Total Return Fund and Highland Fixed Income Fund, each a series of Highland Funds II (the “Trust”), each dated and supplemented as noted above.

A Special Meeting of Shareholders of Highland Total Return Fund and Highland Fixed Income Fund will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, at 10:00 AM (Central Time), on or about December 11, 2020, for the purpose of approving or disapproving the Plan (as defined below).

Following discussions held at meetings on June 17-18, 2020, August 13, 2020, September 17-18, 2020 and September 23, 2020, the Board of Trustees (the “Board”) of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Total Return Fund and Highland Fixed Income Fund (each a “Target Fund” and collectively, the “Target Funds”) with and into the First Foundation Total Return Fund and First Foundation Fixed Income Fund, respectively (the “Acquiring Funds” and, together with the Target Funds, the “Funds”), each newly created series of The Advisors’ Inner Circle Fund III (“AIC III”), with the Acquiring Funds being the surviving funds for accounting and performance purposes (each a “Reorganization” and, together, the “Reorganizations”). Under the Plan, the Target Funds would be reorganized into the Acquiring Funds on or around December 14, 2020 (the “Closing Date”). Based on the information requested by the Board and provided to it by Highland Capital Management Fund Advisors, L.P. (the “Adviser”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, unanimously concluded that participation by each Target Fund in the applicable Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

The reorganization will involve: (1) each Target Fund transferring all or substantially all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of beneficial interest in the Acquiring Fund; and (2) the Target Funds distributing to its shareholders shares of the corresponding classes of the Acquiring Funds in exchange for such shareholders’ shares of the Target Funds in complete liquidation of the Target Funds and subsequent termination of the Target Funds. Each Reorganization is commonly referred to as a “shell” reorganization, because: (i) the applicable Acquiring Fund, which mirrors the corresponding Target Fund, has been created for the purpose of receiving the assets of the Target Fund and (ii) the applicable Acquiring Fund will have carried on no business activities prior to the Reorganization.

The Reorganizations are expected to be tax-free transactions for the Funds and their shareholders (which means that no gain or loss would be recognized directly by the Funds or their shareholders as a result of the Reorganizations).

First Foundation Advisors currently serves as the sub-advisor to the Target Funds and will continue to serve as sub-advisor to the Acquiring Funds and the current portfolio managers of the Target Funds are expected to continue to provide day-to-day management of the Acquiring Funds following the Reorganizations. There are no material differences between each of the investment objectives, policies, strategies, restrictions and risks of the Target Funds and each of their respective Acquiring Funds. Subject to the consummation of the Reorganizations, Brookmont Capital Management, LLC, the investment adviser of the Acquiring Funds, also has agreed to limit the Acquiring Funds’ total operating expenses pursuant to an expense limitation agreement for at least one year after the consummation of the Reorganizations.

At any time prior to the Reorganizations, shareholders may redeem shares of the Target Funds. Such a redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes, which would be taxable to a shareholder that holds the shares in a taxable account. The Target Funds’ shareholders will not incur any sales load or similar transaction charges as part of the Reorganizations. Prior to the Reorganizations, the Target Funds must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains, if any. Please contact the Adviser at 1-877-665-1287 if you have questions about the Reorganizations or your account. Your tax treatment may vary depending upon your particular situation, and you are urged to consult with your own tax advisors and financial planners as to the particular tax consequences to you.

It is anticipated that a prospectus/proxy statement will be mailed to shareholders of the Target Funds on or about November 24, 2020. The record date for determination of shareholders entitled to vote at the Special

Meeting has been fixed at November 10, 2020. In addition to the Reorganizations being subject to approval by the AIC III Board and each Target Fund’s shareholders, the Reorganizations are subject to certain regulatory approvals and other customary conditions. If all conditions are satisfied and approvals obtained, the Reorganizations are expected to close on or about December 14, 2020.

The foregoing is not an offer to sell, nor a solicitation to buy, shares of the Acquiring Funds, nor is it a solicitation of any proxy. Shareholders of the Target Funds, as of November 10, 2020, will be receiving a prospectus/proxy statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed Reorganizations. The prospectus/proxy statement, and any other documents filed by the Funds with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at the Fund’s website at www.highlandfunds.com/literature. Investors should read the prospectus/proxy statement carefully because it contains important information. For more information please call 1-877-665-1287.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFII-PROS-SUPP-0920